                                                                   EXHIBIT 99.21

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                  MAY 17, 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               SCENARIO                               1                  2                  3
---------------------------------------    ----------------   ---------------    ----------------   ----------------
                                  SPEED             PRICING     100% pricing       100% pricing       100% pricing
                                  RATES                            Static             Static             Static
                               TRIGGERS                             Fail               Fail               Fail
                           CLEANUP CALL                          To Maturity        To Maturity        To Maturity
                    DEFAULT P&I ADVANCE                         100% Advance       100% Advance       100% Advance
                       DEFAULT SEVERITY                       40% (100% for SL)  50% (100% for SL)  60% (100% for SL)
                   DEFAULT RECOVERY LAG              Months       12 months          12 months          12 months
                        DEFAULT BALANCE                        Current Balance    Current Balance    Current Balance
                        CPR = CDR + CRR   Capped at prepay
                              CPR = CRR        PSA standard       CPR = CRR          CPR = CRR          CPR = CRR
---------------------------------------        ------------       ---------          ---------          ---------
                     INITIAL
          RATINGS     BOND         SUB-
 CLASS   SP/MOODYS    SIZE   ORDINATION
 -----   ---------    ----   ----------
A         AAA/Aaa     79.30       20.70
M1       AA+/Aa1       3.50       17.20
M2        AA/Aa2       3.10       14.10  CDR                              18.66             15.266             12.935
                                         WAL                               7.82               8.39               8.83
                                         Principal
                                         Writedown            0.00 (0.00%)       541.86 (0.00%)     0.00 (0.00%)
                                         CummLosses           147,454,524.01     150,494,425.97     152,775,039.09
                                                              (18.89%)           (19.28%)           (19.58%)
M3        AA/Aa3       1.95       12.15
M4        AA-/A1       1.75       10.40  CDR                             14.315             11.875             10.159
                                         WAL                               5.71               5.99               6.21
                                         Principal
                                         Writedown            0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)
                                         CummLosses           121,957,134.45     124,395,808.17     126,249,124.81
                                                              (15.63%)           (15.94%)           (16.18%)
M5        A+/A2        1.65        8.75
M6         A/A3        1.60        7.15
B1       A-/Baa1       1.30        5.85
B2      BBB+/Baa2      1.25        4.60
B3       BBB/Baa3      1.00        3.60
B4       BBB-/Ba1      1.00        2.60
                                   2.60
                                   2.60
                                   2.60

OC                     2.60
                                                                      -                  -                  -

                               SCENARIO                               4                  5                  6
---------------------------------------    ----------------   ---------------    ----------------   ----------------
                                  SPEED             PRICING      50% pricing        50% pricing        50% pricing
                                  RATES                            Static              Static            Static
                               TRIGGERS                             Fail                Fail              Fail
                           CLEANUP CALL                          To Maturity        To Maturity        To Maturity
                    DEFAULT P&I ADVANCE                         100% Advance        100% Advance      100% Advance
                       DEFAULT SEVERITY                       40% (100% for SL)  50% (100% for SL)  60% (100% for SL)
                   DEFAULT RECOVERY LAG              Months       12 months          12 months          12 months
                        DEFAULT BALANCE                        Current Balance    Current Balance    Current Balance
                        CPR = CDR + CRR   Capped at prepay
                              CPR = CRR        PSA standard       CPR = CRR          CPR = CRR          CPR = CRR
---------------------------------------        ------------       ---------          ---------          ---------
                     INITIAL
          RATINGS     BOND         SUB-
 CLASS   SP/MOODYS    SIZE   ORDINATION
 -----   ---------    ----   ----------
A         AAA/Aaa     79.30       20.70
M1       AA+/Aa1       3.50       17.20
M2        AA/Aa2       3.10       14.10  CDR                             15.594             12.693             10.715
                                         WAL                              12.76              13.91              14.76
                                         Principal
                                         Writedown            3,310.27 (0.01%)    0.00 (0.00%)      9,848.72 (0.04%)
                                         CummLosses           189,139,500.60      198,310,797.80    205,506,590.54
                                                              (24.24%)            (25.41%)          (26.33%)
M3        AA/Aa3       1.95       12.15
M4        AA-/A1       1.75       10.40  CDR                             12.748              10.539             8.989
                                         WAL                               9.51               10.26             10.86
                                         Principal
                                         Writedown            0.00 (0.00%)        0.00 (0.00%)      0.00 (0.00%)
                                         CummLosses           168,278,328.55      176,275,066.77    182,543,660.90
                                                              (21.56%)            (22.59%)          (23.39%)
M5        A+/A2        1.65        8.75
M6         A/A3        1.60        7.15
B1       A-/Baa1       1.30        5.85
B2      BBB+/Baa2      1.25        4.60
B3       BBB/Baa3      1.00        3.60
B4       BBB-/Ba1      1.00        2.60
                                   2.60
                                   2.60
                                   2.60

OC                     2.60
                                                                      -                  -                  -

                               SCENARIO                               7                  8                  9
---------------------------------------    ----------------   ---------------    ----------------   ----------------
                                  SPEED             PRICING     100% pricing        100% pricing       100% pricing
                                  RATES                            Forward            Forward            Forward
                               TRIGGERS                             Fail                Fail               Fail
                           CLEANUP CALL                          To Maturity        To Maturity        To Maturity
                    DEFAULT P&I ADVANCE                         100% Advance        100% Advance       100% Advance
                       DEFAULT SEVERITY                       40% (100% for SL)  50% (100% for SL)  60% (100% for SL)
                   DEFAULT RECOVERY LAG              Months       12 months          12 months          12 months
                        DEFAULT BALANCE                        Current Balance    Current Balance    Current Balance
                        CPR = CDR + CRR   Capped at prepay
                              CPR = CRR        PSA standard       CPR = CRR          CPR = CRR          CPR = CRR
---------------------------------------        ------------       ---------          ---------          ---------
                     INITIAL
          RATINGS     BOND         SUB-
 CLASS   SP/MOODYS    SIZE   ORDINATION
 -----   ---------    ----   ----------
A         AAA/Aaa     79.30       20.70
M1       AA+/Aa1       3.50       17.20
M2        AA/Aa2       3.10       14.10  CDR                             15.873             13.015             11.044
                                         WAL                               8.29               8.82               9.21
                                         Principal
                                         Writedown            5,458.66 (0.02%)    3,188.93 (0.01%)   0.00 (0.00%)
                                         CummLosses           131,570,725.98      133,563,545.39     135,046,908.29
                                                              (16.86%)            (17.11%)           (17.30%)
M3        AA/Aa3       1.95       12.15
M4        AA-/A1       1.75       10.40  CDR                             11.762              9.781              8.378
                                         WAL                               6.02               6.27               6.46
                                         Principal
                                         Writedown            0.00 (0.00%)        0.00 (0.00%)       0.00 (0.00%)
                                         CummLosses           105,081,510.41      106,634,923.86     107,777,957.37
                                                              (13.46%)            (13.66%)           (13.81%)
M5        A+/A2        1.65        8.75
M6         A/A3        1.60        7.15
B1       A-/Baa1       1.30        5.85
B2      BBB+/Baa2      1.25        4.60
B3       BBB/Baa3      1.00        3.60
B4       BBB-/Ba1      1.00        2.60
                                   2.60
                                   2.60
                                   2.60

OC                     2.60
                                                                      -                  -                  -

                               SCENARIO                              10                  11                 12
---------------------------------------    ----------------   ---------------    ----------------   ----------------
                                  SPEED             PRICING      50% pricing        50% pricing        50% pricing
                                  RATES                            Forward            Forward            Forward
                               TRIGGERS                             Fail                Fail               Fail
                           CLEANUP CALL                          To Maturity        To Maturity        To Maturity
                    DEFAULT P&I ADVANCE                         100% Advance        100% Advance       100% Advance
                       DEFAULT SEVERITY                       40% (100% for SL)  50% (100% for SL)  60% (100% for SL)
                   DEFAULT RECOVERY LAG              Months       12 months          12 months          12 months
                        DEFAULT BALANCE                        Current Balance    Current Balance    Current Balance
                        CPR = CDR + CRR   Capped at prepay
                              CPR = CRR        PSA standard       CPR = CRR          CPR = CRR          CPR = CRR
---------------------------------------        ------------       ---------          ---------          ---------
                     INITIAL
          RATINGS     BOND         SUB-
 CLASS   SP/MOODYS    SIZE   ORDINATION
 -----   ---------    ----   ----------
A         AAA/Aaa     79.30       20.70
M1       AA+/Aa1       3.50       17.20
M2        AA/Aa2       3.10       14.10  CDR                             12.843             10.502             8.893
                                         WAL                              13.94              14.96              15.7
                                         Principal
                                         Writedown            4,362.08 (0.02%)    1,130.18 (0.00%)   10,961.76 (0.05%)
                                         CummLosses           169,251,786.10      176,152,463.36     181,529,375.71
                                                              (21.69%)            (22.57%)           (23.26%)
M3        AA/Aa3       1.95       12.15
M4        AA-/A1       1.75       10.40  CDR                             10.277               8.53             7.295
                                         WAL                              10.43              11.13             11.68
                                         Principal
                                         Writedown            0.00 (0.00%)        0.00 (0.00%)       0.00 (0.00%)
                                         CummLosses           147,044,127.24      152,921,269.12     157,486,891.96
                                                              (18.84%)            (19.59%)           (20.18%)
M5        A+/A2        1.65        8.75
M6         A/A3        1.60        7.15
B1       A-/Baa1       1.30        5.85
B2      BBB+/Baa2      1.25        4.60
B3       BBB/Baa3      1.00        3.60
B4       BBB-/Ba1      1.00        2.60
                                   2.60
                                   2.60
                                   2.60

OC                     2.60
                                                                      -                  -                  -